                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 31, 2005
                                                         ----------------

                            WEBFINANCIAL CORPORATION
                            ------------------------
               (Exact name of registrant as specified in charter)

           Delaware                      0-631                 56-2043000
           --------                      -----                 ----------
    (State or other jurisdiction      (Commission             (IRS Employer
          of incorporation)           File Number)            Identification No.)

               590 Madison Avenue, 32nd Floor, New York, NY      10022
               ---------------------------------------------------------
               (Address of Principal Executive Offices)       (Zip Code)

        Registrant's telephone number, including area code (212) 758-3232
                                                           --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      OTHER EVENTS.

            On January 31, 2005, the Federal Deposit  Insurance  Corporation and
the  Department  of  Financial  Institutions  for the  State of Utah  issued  to
WebBank,  a  wholly-owned  subsidiary of the  registrant,  an Order to Cease and
Desist in connection  with alleged  violations of certain  banking  regulations.
WebBank  consented  to the  issuance  of the Order to Cease and  Desist  without admitting  or  denying  the  alleged  charges.  A copy of the Order to Cease and
Desist is attached as an exhibit hereto and incorporated herein by reference.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

     (a)        Financial Statements of Businesses Acquired.

                Not Applicable

     (b)        Pro Forma Financial Information.

                Not Applicable

     (c)        Exhibits.

                99.1   Order to Cease and Desist dated January 31, 2005.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WEBFINANCIAL CORPORATION
                                         ------------------------
                                            (Registrant)

Date: February 3, 2005
                                         By: /s/ James Henderson
                                             -----------------------------------
                                         Name:  James Henderson
                                         Title: President

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

99.1                    Order to Cease and Desist dated January 31, 2005.